UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2014

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 1, 2014, the Company issued a press release announcing the passing of longtime Chairman and member of the Company’s Board of Directors, John E. Bagalay, Jr., Ph.D.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.  Mr. Bagalay had been a valued member of the Board since 1993 and Chairman of the Board since 2003. He will be remembered for the many significant contributions he had made to the Company over the past 20 years.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release dated December 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Walter A. Shephard
Walter A. Shephard
Chief Financial Officer

Dated: December 2, 2014

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 1, 2014.